              --------------------------------------------------
                                 SMITH BARNEY
                                  NEW JERSEY
                             MUNICIPALS FUND INC.
              --------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  MARCH 31, 2002



                               [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

        --------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
        --------------------------------------------------------------

[PHOTO]

HEATH B.
MCLENDON

Chairman

[PHOTO]
JOSEPH P. DEANE

Vice President and Investment Officer

Dear Shareholder,
We are pleased to provide the annual report for the Smith Barney New Jersey Municipals Fund Inc. ("Fund") for the year ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended March 31, 2002, the Fund's Class A shares, without sales charges, returned 4.91%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")/1/ returned 3.81%.

Investment Strategy
The Fund seeks to provide New Jersey investors with as high a level of current income exempt from federal income taxes and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital./2/

Market Overview
The Federal Open Market Committee ("FOMC")/3/ left the federal funds rate ("fed funds rate")/4/ unchanged at 1.75% during two separate meetings in early 2002 and moved to a neutral stance. In addition, after September 11th, the U.S. Federal Reserve Board injected $190 billion in liquidity into the system in the form of loans to banks and investment dealers. We believe that these actions provided a much-needed boost to an ailing economy.


--------
1 The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Certain investors may be subject to the Federal Alternative Minimum Tax
  ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


    1 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                Shareholders

Although the economy may limp along for another quarter or two, we believe that it is probably in the early stages of recovery and should gain momentum by late 2002. However, this recovery could possibly be affected by lingering skepticism about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits may be somewhat disappointing for the first six to eight months of the year but will improve enough to exceed investor expectations by late 2002 and early 2003. In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy because it was aimed at corporations -- which we believe led the economy into recession. In our view, the fact that the package was smaller than anticipated should not prevent its effectiveness. With this economic scenario in mind, we believe the FOMC will most likely keep interest rates steady until the economy is clearly on solid footing.

New Jersey Highlights

The Governor's office reported in April (shortly after the reporting period ended) that Standard & Poor's Ratings Service ("Standard & Poor's")/5/ had maintained the State's credit rating after reviewing its plans to address the State's budget crisis, which includes a projected deficit of $5.3 billion in fiscal year 2003. New Jersey Governor James E. McGreevey said that Standard & Poor's credit assessment recognizes the fact that New Jersey's budget proposal maintains a firm commitment to property tax relief and also recognizes the fact that the State's spending levels have been steadied after seven years of increases that averaged 5.00% annually. According to the Governor's statement, the Standard & Poor's report also warns that New Jersey's credit rating could be jeopardized if the State strays from its proposed plan to address the budget shortfall.

Municipal Bond Market Outlook

One of the reasons municipal bond prices remained relatively low during the period (compared to other periods in the past) is that there was roughly $290 billion in new issuance in 2001 -- the second-highest level on record. These high levels of supply helped keep prices low. However, much of this issuance was from refinancings, not from newly issued products. In 2002, we believe refinancings will subside and that roughly $200 billion of new issuance will occur. In our view, this expected drop in new issuance supply could contribute to an increase in municipal bond prices (provided, of course, that demand

--------
5 Standard & Poor's is a major credit rating agency.


    2 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                Shareholders
remains the same or stronger) and possibly help municipal bonds outperform most other fixed-income products during the next 12 to 18 months. Furthermore, we believe that new issuance supply may continue to fall over the next year or two.

Thank you for investing in the Smith Barney New Jersey Municipals Fund Inc.

Sincerely,


      /s/ Heath B. McLendon         /s/ Joseph P. Deane
      Heath B. McLendon             Joseph P. Deane
      Chairman                      Vice President and Investment Officer

      April 23, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of March 31, 2002 and is subject to change.



    3 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain    Return       Total
Year Ended  of Year  of Year Dividends Distributions of Capital   Returns/(1)+/
-------------------------------------------------------------------------------
 3/31/02    $12.45   $12.41    $0.64       $0.00       $0.00         4.91%
-------------------------------------------------------------------------------
 3/31/01     11.96    12.45     0.66        0.00        0.00         9.92
-------------------------------------------------------------------------------
 3/31/00     13.26    11.96     0.64        0.10        0.00        (4.28)
-------------------------------------------------------------------------------
 3/31/99     13.44    13.26     0.66        0.23        0.00         5.41
-------------------------------------------------------------------------------
 3/31/98     12.92    13.44     0.71        0.06        0.00        10.20
-------------------------------------------------------------------------------
 3/31/97     12.88    12.92     0.68        0.00        0.00         5.74
-------------------------------------------------------------------------------
 3/31/96     12.62    12.88     0.70        0.00        0.00         7.77
-------------------------------------------------------------------------------
 3/31/95     12.55    12.62     0.70        0.00        0.00         6.37
-------------------------------------------------------------------------------
 3/31/94     13.16    12.55     0.70        0.15        0.00         1.66
-------------------------------------------------------------------------------
 3/31/93     12.44    13.16     0.75        0.14        0.01        13.49
-------------------------------------------------------------------------------
 Total                         $6.84       $0.68       $0.01
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain    Return       Total
Year Ended            of Year  of Year Dividends Distributions of Capital   Returns/(1)+/
-----------------------------------------------------------------------------------------
3/31/02               $12.45   $12.41    $0.57       $0.00       $0.00         4.33%
-----------------------------------------------------------------------------------------
3/31/01                11.95    12.45     0.59        0.00        0.00         9.38
-----------------------------------------------------------------------------------------
3/31/00                13.25    11.95     0.57        0.10        0.00        (4.82)
-----------------------------------------------------------------------------------------
3/31/99                13.44    13.25     0.59        0.23        0.00         4.80
-----------------------------------------------------------------------------------------
3/31/98                12.92    13.44     0.64        0.06        0.00         9.66
-----------------------------------------------------------------------------------------
3/31/97                12.88    12.92     0.62        0.00        0.00         5.23
-----------------------------------------------------------------------------------------
3/31/96                12.62    12.88     0.63        0.00        0.00         7.20
-----------------------------------------------------------------------------------------
3/31/95                12.55    12.62     0.62        0.00        0.00         5.76
-----------------------------------------------------------------------------------------
3/31/94                13.16    12.55     0.63        0.15        0.00         1.15
-----------------------------------------------------------------------------------------
Inception* - 3/31/93   12.75    13.16     0.27        0.14        0.01         6.60++
-----------------------------------------------------------------------------------------
Total                                    $5.73       $0.68       $0.01
-----------------------------------------------------------------------------------------



    4 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain    Return      Total
Year Ended            of Year  of Year Dividends Distributions of Capital Returns/(1)+/
---------------------------------------------------------------------------------------
3/31/02               $12.44   $12.41    $0.57       $0.00       $0.00         4.36%
---------------------------------------------------------------------------------------
3/31/01                11.95    12.44     0.58        0.00        0.00        9.24
---------------------------------------------------------------------------------------
3/31/00                13.25    11.95     0.56        0.10        0.00       (4.86)
---------------------------------------------------------------------------------------
3/31/99                13.43    13.25     0.58        0.23        0.00        4.78
---------------------------------------------------------------------------------------
3/31/98                12.92    13.43     0.63        0.06        0.00        9.50
---------------------------------------------------------------------------------------
3/31/97                12.88    12.92     0.61        0.00        0.00        5.17
---------------------------------------------------------------------------------------
3/31/96                12.62    12.88     0.63        0.00        0.00        7.17
---------------------------------------------------------------------------------------
Inception* - 3/31/95   11.86    12.62     0.18        0.00        0.00         8.01 ++
---------------------------------------------------------------------------------------
Total                                    $4.34       $0.39       $0.00
---------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                            Without Sales Charges/(1)/
                                                            ------------------------
                                                            Class A   Class B  Class L
--------------------------------------------------------------------------------------
Year Ended 3/31/02                                           4.91%      4.33%   4.36%
--------------------------------------------------------------------------------------
Five Years Ended 3/31/02                                     5.10       4.54    4.47
--------------------------------------------------------------------------------------
Ten Years Ended 3/31/02                                      6.01        N/A     N/A
--------------------------------------------------------------------------------------
Inception* through 3/31/02                                   7.14       5.17    5.86
--------------------------------------------------------------------------------------

                                                             With Sales Charges/(2)/
                                                            ------------------------
                                                            Class A   Class B  Class L
--------------------------------------------------------------------------------------
Year Ended 3/31/02                                           0.70%     (0.16)%  2.30%
--------------------------------------------------------------------------------------
Five Years Ended 3/31/02                                     4.24       4.37    4.26
--------------------------------------------------------------------------------------
Ten Years Ended 3/31/02                                      5.58        N/A     N/A
--------------------------------------------------------------------------------------
Inception* through 3/31/02                                   6.82       5.17    5.71
--------------------------------------------------------------------------------------


    5 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                Shareholders

 CUMULATIVE TOTAL RETURNS+


                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (3/31/92 through 3/31/02)              79.32%
        ---------------------------------------------------------------
        Class B (Inception* through 3/31/02)           60.58
        ---------------------------------------------------------------
        Class L (Inception* through 3/31/02)           51.51
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.



   6    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


              Growth of $10,000 Invested in Class A Shares of the
                 Smith Barney New Jersey Municipals Fund Inc.
                 vs. Lehman Brothers Municipal Bond Index and
                Lipper New Jersey Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                           March 1992 -- March 2002

                                     [CHART]
                                                Lipper
              Smith Barney     Lehman           New Jersey
              New Jersey       Brothers         Municipal
              Municipals       Municipal        Debt Funds
              Fund Inc.        Bond Index       Average
              -----------      ----------       ----------
 3/1992         $9,599          $10,000          $10,000
 3/1993         10,894           11,252           11,297
 3/1994         11,075           11,513           11,491
 3/1995         11,780           12,369           12,180
 3/1996         12,695           13,406           13,039
 3/1997         13,424           14,135           13,690
 3/1998         14,793           15,650           15,036
 3/1999         15,594           16,620           15,833
 3/2000         14,927           16,606           15,442
 3/2001         16,407           18,420           17,027
 3/2002         17,213           19,122           17,524


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1992, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New Jersey Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (54 funds as of March 31, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



   7    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              INDUSTRY BREAKDOWN*

                                   [CHART]



Pre-Refunded                      3.7%
Life Care                         4.8%
General Obligation                7.0%
Hospital                         18.5%
Utilities                         7.0%
Housing                           3.0%
Education                         9.4%
Industrial Development           10.3%
Water and Sewer                   2.2%
Other                            14.9%
Transportation                   19.2%


                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*
--------------------------------------------------------------------------------
                                       Standard &   Percentage of
            Moody's             and/or   Poor's   Total Investments
-------------------------------------------------------------------
              Aaa                         AAA       49.9%
              Aa                          AA        10.2
               A                           A         7.4
              Baa                         BBB       12.9
              Ba                          BB         5.0
               B                           B         2.5
              NR                          NR        12.1
                                                    ------
                                                   100.0%
                                                    ======


--------
* As a percentage of total investments. All information is as of March 31, 2002. Please note that Fund holdings are subject to change.


   8    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

 SCHEDULE OF INVESTMENTS                               MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Education -- 9.4%
$1,000,000 AAA       East Orange Board of Education, COP, FSA-Insured,
                      zero coupon due 2/1/23                                      $    326,300
 1,000,000 AAA       Lumberton Township School District, COP, MBIA-Insured,
                      6.100% due 10/1/13                                             1,042,880
   495,000 Aa2*      New Jersey EDA Revenue, Princeton Montessori Society,
                       LOC-Banque National de Paris, Series S, 6.500% due 6/1/12       505,836
                     New Jersey State Educational Facilities Financing Authority
                       Revenue:
   900,000 NR           Caldwell College, Series A, 7.250% due 7/1/25                  939,375
 2,700,000 NR           Fairleigh Dickinson University, Series C,
                         6.625% due 7/1/23                                           2,763,099
   550,000 BBB          Monmouth University, Series D, 5.125% due 7/1/24               507,105
                        Ramapo College, Series D, AMBAC-Insured:
   750,000 AAA           5.000% due 7/1/21                                             731,835
   500,000 AAA           5.000% due 7/1/25                                             484,595
 1,000,000 AAA           5.000% due 7/1/31                                             957,010
                        Rowan University, Series C, FGIC-Insured:
 2,610,000 AAA           5.000% due 7/1/21                                           2,546,786
 2,000,000 AAA           5.000% due 7/1/31                                           1,914,020
 1,250,000 AAA          Seton Hall University Project, Series F, AMBAC-Insured,
                         5.000% due 7/1/21                                           1,237,712
                        St. Peter's College, Series B:
 1,000,000 BBB           5.375% due 7/1/18                                             971,960
 2,000,000 BBB           5.500% due 7/1/27                                           1,892,940
 2,045,000 AAA       New Jersey State Higher Education Assistance Authority,
                      Student Loan Revenue, New Jersey Class Loan Program,
                      Series A, MBIA-Insured, 5.800% due 6/1/16 (b)                  2,105,103
                     Rutgers State University Revenue:
   600,000 AA          Refunding, Series A, 6.400% due 5/1/13                          683,376
 1,905,000 AA          Series U, 5.000% due 5/1/21                                   1,854,670
----------------------------------------------------------------------------------------------
                                                                                    21,464,602
----------------------------------------------------------------------------------------------
General Obligation -- 7.0%
 2,040,000 AAA       Atlantic City GO, FSA-Insured, 5.000% due 12/15/15              2,068,601
                     Branchburg Township Board of Education, FGIC-Insured:
 1,015,000 AAA         5.000% due 7/15/24                                              988,316
 1,520,000 AAA         5.000% due 7/15/30                                            1,462,042
 1,598,000 AAA         5.000% due 7/15/31                                            1,533,856
   750,000 AAA       Hazlet Township School District, FSA-Insured,
                      5.000% due 2/1/30                                                721,612
   200,000 AAA       Hudson County GO, FGIC-Insured, 6.550% due 7/1/10                 228,704
   500,000 AAA       Jersey City GO, Series 1991B, FSA-Insured,
                       8.400% due 5/15/06                                              585,400
   650,000 AAA       Lakewood Township School District GO, Series 92,
                       AMBAC-Insured, 6.250% due 2/15/11                               733,382


                      See Notes to Financial Statements.


   9 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                               Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
General Obligation -- 7.0% (continued)
$2,500,000 AAA       Middletown Township Board of Education GO, FSA-Insured,
                      5.000% due 8/1/27                                             $  2,419,600
                     Morris Township GO:
   550,000 Aa1*        6.550% due 7/1/09                                                 628,490
   550,000 Aa1*        6.550% due 7/1/10                                                 633,853
   500,000 Aa1*        6.550% due 7/1/11                                                 579,650
 1,500,000 AAA       North Bergen Township GO, FSA-Insured,
                      8.000% due 8/15/07                                               1,773,600
                     West Windsor/Plainsboro GO, Regional School District:
   180,000 AA          6.750% due 4/1/06                                                 200,495
   490,000 AA          6.750% due 4/1/07                                                 551,167
   435,000 AA          6.800% due 4/1/08                                                 496,613
   170,000 AA          6.800% due 4/1/09                                                 195,993
------------------------------------------------------------------------------------------------
                                                                                      15,801,374
------------------------------------------------------------------------------------------------
Hospital -- 18.5%
                     Camden County Improvement Authority Revenue:
 3,775,000 B1*         Health Care Redevelopment Project, Cooper Health,
                        5.875% due 2/15/15                                             2,874,172
 1,000,000 AAA         Health Systems, Catholic Health East, Series B,
                        AMBAC-Insured, 5.000% due 11/15/18                               985,520
 3,375,000 AAA       Jersey City Medical Center, AMBAC/FHA-Insured,
                       5.000% due 8/1/31                                               3,215,261
 2,500,000 AAA       New Jersey EDA, Nursing Home Revenue, RWJ Health
                      Care Corp., FSA-Insured, 6.500% due 7/1/24                       2,704,350
                     New Jersey Health Care Facilities Financing Authority Revenue:
   200,000 AAA         Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured,
                        Unrefunded Balance, 6.500% due 7/1/12                            204,264
 1,000,000 B2*         Columbus Hospital, Series A, 7.500% due 7/1/21                    837,560
 2,300,000 Baa2*       Deborah Heart & Lung Center, 6.300% due 7/1/23                  2,297,056
   700,000 BBB-        East Orange General Hospital, Series B,
                        7.750% due 7/1/20                                                640,500
                       Pascack Valley Hospital Association:
 2,000,000 BB+          5.125% due 7/1/18                                              1,550,120
 5,000,000 BB+          5.125% due 7/1/28                                              3,596,650
 3,700,000 NR          Raritan Bay Medical Center, 7.250% due 7/1/27                   3,720,794
                       Robert Wood Johnson University Hospital:
 8,000,000 A+           5.700% due 7/1/20                                              8,189,280
 3,000,000 A+           5.750% due 7/1/31                                              3,052,860
 2,000,000 Baa1*       Southern Ocean County Hospital, Series A,
                        6.250% due 7/1/23                                              2,018,420
 2,000,000 BBB-        St. Elizabeth's Hospital, 6.000% due 7/1/14                     1,964,120
 2,450,000 Baa1*       St. Mary Hospital, 5.875% due 7/1/12                            2,608,735


                      See Notes to Financial Statements.


10 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                             Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)               MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Hospital -- 18.5% (continued)
$1,500,000 AAA       University of Medicine & Dentistry, Series A, MBIA-Insured,
                      5.000% due 9/1/22                                             $  1,456,965
------------------------------------------------------------------------------------------------
                                                                                      41,916,627
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.8%
                     New Jersey State Housing & Mortgage Finance Agency:
 2,550,000 AAA         Multi-Family Housing Revenue, Presidential Plaza, Series 1,
                        FHA-Insured, 7.000% due 5/1/30                                 2,609,976
 2,250,000 AAA         Revenue, Home Buyer, Series Z, MBIA-Insured,
                        5.700% due 10/1/17                                             2,293,920
 1,500,000 AAA       Newark Housing Financing Corp., Mortgage Revenue Refunding,
                      Manor Apartments, Series A, FHA-Insured,
                      7.500% due 2/15/24                                               1,573,530
------------------------------------------------------------------------------------------------
                                                                                       6,477,426
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 0.2%
   380,000 AAA       Virgin Islands HFA, Single-Family Mortgage Revenue, Series A,
                      GNMA-Collateralized, 6.500% due 3/1/25 (b)                         390,385
------------------------------------------------------------------------------------------------
Industrial Development -- 10.3%
   630,000 NR        New Jersey EDA, EDR, Zirbser-Greenbriar Inc., Series A,
                      7.375% due 7/15/03                                                 650,072
 1,500,000 BB+       New Jersey EDA, Electric Energy Facility Revenue, Vineland
                      Cogeneration LP Project, 7.875% due 6/1/19 (b)                   1,533,615
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp.,
                      Series A, AMBAC-Insured, 6.350% due 10/1/22                      1,087,610
                     New Jersey EDA Revenue:
                       Cadbury Corp. Project, Series A, ACA-Insured:
   750,000 A            5.500% due 7/1/18                                                724,162
 1,250,000 A            5.500% due 7/1/28                                              1,170,913
                       First Mortgage, Fellowship Village, Series A:
 2,000,000 BBB-         5.500% due 1/1/18                                              1,843,340
 2,500,000 BBB-         5.500% due 1/1/25                                              2,232,050
                       Harrogate Inc., Series A:
 2,000,000 BBB          5.750% due 12/1/16                                             1,932,600
 1,500,000 BBB          5.875% due 12/1/26                                             1,366,290
 1,000,000 A+          Morris Hall/St. Lawrence Project, Series A, LOC-CoreStates
                        First Bank, 6.250% due 4/1/25                                  1,040,340
 3,250,000 NR          Sr. Mortgage, Arbor Glen, Series A, 6.000% due 5/15/28          2,601,333
 1,000,000 AAA       New Jersey EDA, State Contract, Economic Recovery Revenue,
                      Series A, FSA-Insured, 6.000% due 3/15/21                        1,035,320
 5,000,000 Aaa*      New Jersey EDA, State Lease Revenue, Bergen County
                      Administration Complex, MBIA-Insured,
                      4.750% due 11/15/26                                              4,630,500


                      See Notes to Financial Statements.


    11 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Industrial Development -- 10.3% (continued)
$1,500,000 A-        New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                      Series 1994, 7.300% due 9/1/19                                $  1,600,425
------------------------------------------------------------------------------------------------
                                                                                      23,448,570
------------------------------------------------------------------------------------------------
Life Care -- 4.8%
                     New Jersey EDA, EDR:
   695,000 Aaa*        Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                        7.375% due 12/20/06                                              707,246
 5,250,000 BBB-        Refunding, United Methodist Homes, 5.125% due 7/1/25            4,445,438
                     New Jersey EDA Revenue, First Mortgage, Keswick Pines:
 2,885,000 NR          5.700% due 1/1/18                                               2,624,888
 2,800,000 NR          5.750% due 1/1/24                                               2,488,612
   695,000 AAA       New Jersey Health Care Facilities Financing Authority Revenue,
                      Spectrum for Living, Series B, FHA-Insured,
                      6.500% due 2/1/22                                                  713,007
------------------------------------------------------------------------------------------------
                                                                                      10,979,191
------------------------------------------------------------------------------------------------
Miscellaneous -- 10.7%
   615,000 A         Atlantic City COP, Series 1991, 8.875% due 1/15/13                  803,264
 2,500,000 AAA       Atlantic County COP, Public Facilities Lease Agreements,
                      FGIC-Insured, 7.400% due 3/1/09                                  2,945,900
 5,000,000 AAA       Casino Reinvestment Development Authority, Parking Fee
                      Revenue, Series A, FSA-Insured, 5.250% due 10/1/16 (c)           5,071,400
 3,120,000 AAA       Essex County Improvement Authority Revenue,
                      MBIA/FHA-Insured, 5.900% due 1/1/25                              3,247,421
   235,000 A+        Hudson County Improvement Authority, (Essential Purpose Pooled
                      Governmental Loan Project), Series 1986, Remarketed 11/1/90,
                      7.600% due 8/1/25                                                  238,149
 1,500,000 AAA       Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19            1,478,070
 1,525,000 AAA       Monmouth County Improvement Authority Revenue,
                      Governmental Loan, AMBAC-Insured,
                      5.750% due 12/1/19                                               1,615,372
 1,000,000 Aaa*      Morristown Parking Authority, Guaranteed Revenue,
                      FSA-Insured, 5.150% due 8/1/25                                     985,240
 1,750,000 AAA       New Brunswick Housing Authority, Lease Revenue,
                      Rutgers University, FGIC-Insured, 4.750% due 7/1/18              1,682,765
 1,000,000 AAA       New Brunswick Parking Authority Revenue, Series A,
                      FGIC-Insured, 6.500% due 9/1/19                                  1,036,010
 1,000,000 AAA       New Jersey Building Authority, State Building Revenue,
                      MBIA-Insured, 5.000% due 6/15/18                                   991,160
   480,000 NR        New Jersey EDA, EDR, National Association of Accountants,
                      7.650% due 7/1/09                                                  489,235
                     New Jersey EDA, Municipal Loan Pool, FSA-Insured:
   765,000 Aaa*        5.125% due 11/15/14                                               783,964
 1,200,000 Aaa*        5.400% due 11/15/20                                             1,227,300


                      See Notes to Financial Statements.


    12 Smith Barney New Jersey Municipals Fund Inc.| 2002  Annual Report to
                                                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Miscellaneous -- 10.7% (continued)
$  700,000 NR        New Jersey EDA, (Station Plaza Park & Ride LP Project),
                       6.625% due 7/1/03 (b)                                      $    707,595
   860,000 NR        New Jersey EDA, Waste Paper Recycling Revenue, (Marcal Paper
                      Mills Inc. Project), 8.500% due 2/1/10 (b)                       943,110
----------------------------------------------------------------------------------------------
                                                                                    24,245,955
----------------------------------------------------------------------------------------------
Pollution Control -- 2.2%
                     Middlesex County Pollution Control Authority, Financing
                      Revenue, Amerada Hess Corp.:
 1,000,000 NR           7.875% due 6/1/22                                            1,069,470
 2,000,000 NR           6.875% due 12/1/22                                           2,051,600
 1,795,000 NR        New Jersey EDA Revenue, Sewer Facilities, Atlantic City
                      Sewer Co., 7.250% due 12/1/11 (b)                              1,837,542
----------------------------------------------------------------------------------------------
                                                                                     4,958,612
----------------------------------------------------------------------------------------------
Pre-Refunded (d) -- 3.7%
   650,000 BBB+      Essex County Improvement Authority, Lease Revenue,
                      (Call 4/1/04 @ 102), 6.600% due 4/1/14                           707,356
                     Lafayette Yard, Community Development, (Hotel and
                      Conference Center Project), Trenton GO, MBIA-Insured,
                      (Call 4/1/10 @ 101):
   500,000 Aaa*         5.625% due 4/1/21                                              546,205
 2,100,000 Aaa*         5.800% due 4/1/35                                            2,318,652
   970,000 NR        New Jersey EDA Revenue, Series A-3, (Call 12/1/02 @ 101.50),
                      6.550% due 12/1/07 (b)                                           993,590
 3,000,000 AAA       New Jersey Sports & Exposition Authority, Monmouth Park,
                      Series A, (Call 1/1/05 @ 102), 8.000% due 1/1/25               3,409,740
   500,000 AAA       South Amboy GO, MBIA-Insured, (Call 12/1/02 @ 102),
                      6.375% due 12/1/10                                               524,285
----------------------------------------------------------------------------------------------
                                                                                     8,499,828
----------------------------------------------------------------------------------------------
Solid Waste -- 2.0%
 1,950,000 B1*       Atlantic County Utilities Authority, Solid Waste Revenue,
                      7.125% due 3/1/16                                              1,923,987
 2,500,000 Aa2*      Mercer County Improvement Authority, County Guaranteed
                      Solid Waste Revenue, 5.750% due 9/15/16                        2,652,025
----------------------------------------------------------------------------------------------
                                                                                     4,576,012
----------------------------------------------------------------------------------------------
Transportation -- 19.2%
 2,000,000 AAA       Delaware River & Bay Authority, Development Revenue,
                      Series A, AMBAC-Insured, 5.750% due 1/1/29                     2,091,760
   800,000 Baa1*     Essex County Improvement Authority, Airport Project Revenue,
                      County Guaranteed, 6.800% due 11/1/21 (b)                        802,088
 1,000,000 BB        New Jersey EDA, EDR, (American Airlines Inc. Project),
                      7.100% due 11/1/31 (b)                                           871,300


                      See Notes to Financial Statements.


    13 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
Transportation -- 19.2% (continued)
$4,000,000 BB-       New Jersey EDA, Special Facilities Revenue, (Continental
                      Airlines Inc. Project), 7.000% due 11/15/30 (b)                  $  3,801,280
 6,000,000 AAA       New Jersey EDA, (Transportation Project), Sublease, Series A,
                      FSA-Insured, 5.250% due 5/1/17                                      6,081,120
 3,000,000 AA-       New Jersey State Highway Authority, Garden State Parkway,
                      General Revenue, Series Parkway, 5.625% due 1/1/30                  3,110,160
                     New Jersey State Transportation Trust Fund Authority,
                      Transportation System:
 6,030,000 AA           Series A, 5.000% due 6/15/17                                      6,016,855
 2,500,000 AAA          Series B, MBIA-Insured, 5.000% due 12/15/21                       2,438,625
 1,000,000 AAA       New Jersey State Turnpike Authority, Turnpike Revenue,
                      Series C, MBIA-IBC, 6.500% due 1/1/16                               1,162,940
                     Port Authority of New York & New Jersey:
                       Revenue Bond:
   500,000 AA-          85th Series, 5.375% due 3/1/28                                      502,415
 2,000,000 AAA          96th Series, FGIC-Insured, 6.600% due 10/1/23 (b)                 2,120,320
 5,000,000 AA-          123rd Series, 5.000% due 7/15/31                                  4,651,550
 3,500,000 NR          Special Obligation Revenue, 5th Installment,
                        6.750% due 10/1/19 (b)                                            3,588,480
 6,385,000 AAA       South Jersey Transportation Authority, Transportation System
                      Revenue, AMBAC-Insured, 5.125% due 11/1/22                          6,300,846
---------------------------------------------------------------------------------------------------
                                                                                         43,539,739
---------------------------------------------------------------------------------------------------
Utilities -- 7.0%
   700,000 Baa1*     Beachwood Sewer Authority Revenue, Jr. Lien,
                      6.500% due 12/1/12                                                    723,023
 1,000,000 AAA       Camden County Municipal Utilities Authority, Sewer Revenue,
                      FGIC-Insured, 5.250% due 7/15/17                                    1,011,980
 1,000,000 AAA       Deptford Township Municipal Utilities Authority Revenue, GO,
                      AMBAC-Insured, 5.500% due 2/1/23                                    1,019,660
 2,500,000 AAA       Hamilton Township, Atlantic County Municipal Utilities Authority,
                      FGIC-Insured, 5.000% due 8/15/17                                    2,499,850
 1,385,000 AAA       Kearny Municipal Utilities Authority Revenue, FGIC-Insured,
                      7.300% due 11/15/18                                                 1,682,443
 2,725,000 AAA       Middlesex County Improvement Authority, Utilities System
                      Revenue, Perth Amboy Franchise Project, Series A,
                      AMBAC-Insured, 5.000% due 9/1/29                                    2,626,464
 1,000,000 AAA       Middlesex County Utilities Authority, Sewer Revenue, Series A,
                      MBIA-Insured, 6.250% due 8/15/10                                    1,108,560
 1,020,000 Aaa*      Mount Holly, New Jersey Municipal Utilities Authority, Sewer
                      Revenue, MBIA-Insured, Unrefunded Balance,
                      4.750% due 12/1/28                                                    938,961
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, (New Jersey
                      Natural Gas Co. Project), Series A, AMBAC-Insured,
                      6.250% due 8/1/24                                                   1,079,230


                      See Notes to Financial Statements.


    14 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Utilities -- 7.0% (continued)
$  750,000 AAA       Old Bridge Township Municipal Utilities Authority Revenue,
                      FGIC-Insured, 6.400% due 11/1/09                             $    781,440
 2,500,000 Baa1*     Salem County, Pollution Control Financing Authority, PCR,
                      (PSEG Power Project), Series A, 5.750% due 4/1/31 (b)           2,362,250
-----------------------------------------------------------------------------------------------
                                                                                     15,833,861
-----------------------------------------------------------------------------------------------
Water and Sewer -- 2.2%
 2,000,000 AAA       New Jersey EDA, Water Facilities Revenue, (American Water Co.
                      Inc. Project), Series B, FGIC-Insured, 5.375% due 5/1/32 (b)    1,983,700
 3,000,000 Aaa*      North Hudson Sewer Authority Revenue, Series A,
                      FGIC-Insured, 5.250% due 8/1/18                                 3,018,780
-----------------------------------------------------------------------------------------------
                                                                                      5,002,480
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $227,051,990**)                                      $227,134,662
-----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Security is segregated for extended settlements.
(d) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 16 and 17 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


    15 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB
and B --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds that are rated "Baa" are considered as medium grade obligations,
        i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds that are rated "Ba" are judged to have speculative elements;
        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  16    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

  AAA    --Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
  BBB    --Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by
           Fitch.
  BB     --Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
  NR     --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1   --Standard & Poor's highest rating indicating very strong or strong capacity to pay prin- cipal and interest; those issues determined to possess overwhelming safety character- istics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
         those issues determined to possess overwhelming safety
         characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)


ABAG   --Association of Bay Area
         Governments
ACA    --American Credit Association
AIG    --American International Guaranty
AMBAC  --American Municipal Bond
         Assurance Corporation
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
EDR    --Economic Development
         Revenue
FLAIRS --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FSA    --Financing Security Assurance
GIC      --Guaranteed Investment Contract
GNMA     --Government National Mortgage
           Association
GO       --General Obligation Bonds
HFA      --Housing Finance Authority
IDA      --Industrial Development
           Authority
IDB      --Industrial Development Board
IDR      --Industrial Development Revenue
INFLOS   --Inverse Floaters
LOC      --Letter of Credit
MBIA     --Municipal Bond Investors
           Assurance Corporation
MBIA-IBC -- Municipal Bond Investors
           Assurance Corporation Insured
           Bond Certificates
MVRICS   --Municipal Variable Rate Inverse
           Coupon Security
PCR      --Pollution Control Revenue
RIBS     --Residual Interest Bonds
VA       --Veterans Administration
VRDD     --Variable Rate Daily Demand
VRWE     --Variable Rate Wednesday
           Demand


  17    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                 MARCH 31, 2002


   ASSETS:
    Investments, at value (Cost -- $227,051,990)               $227,134,662
    Interest receivable                                           3,948,725
    Receivable for securities sold                                1,275,000
    Receivable for Fund shares sold                                 185,102
   -------------------------------------------------------------------------
    Total Assets                                                232,543,489
   -------------------------------------------------------------------------
   LIABILITIES:
    Payable for securities purchased                              3,078,660
    Payable to bank                                                 151,511
    Payable for Fund shares purchased                               101,344
    Distribution fees payable                                        70,513
    Investment advisory fee payable                                  58,653
    Administration fee payable                                       42,671
    Accrued expenses                                                 92,518
   -------------------------------------------------------------------------
    Total Liabilities                                             3,595,870
   -------------------------------------------------------------------------
   Total Net Assets                                            $228,947,619
   -------------------------------------------------------------------------
   NET ASSETS:
    Par value of capital shares                                $     18,449
    Capital paid in excess of par value                         233,997,980
    Undistributed net investment income                             125,041
    Accumulated net realized loss from security transactions     (5,276,523)
    Net unrealized appreciation of investments                       82,672
   -------------------------------------------------------------------------
   Total Net Assets                                            $228,947,619
   -------------------------------------------------------------------------
   Shares Outstanding:
    Class A                                                      13,514,381
    ------------------------------------------------------------------------
    Class B                                                       3,510,253
    ------------------------------------------------------------------------
    Class L                                                       1,424,412
    ------------------------------------------------------------------------
   Net Asset Value:
    Class A (and redemption price)                                   $12.41
    ------------------------------------------------------------------------
    Class B *                                                        $12.41
    ------------------------------------------------------------------------
    Class L **                                                       $12.41
    ------------------------------------------------------------------------
   Maximum Public Offering Price Per Share:
    Class A (net asset value plus 4.17% of net asset value per
      share)                                                         $12.93
    -------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per
      share)                                                         $12.54
   -------------------------------------------------------------------------

   * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

  ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


    18 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                 Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED MARCH 31, 2002



        INVESTMENT INCOME:
          Interest                                          $13,167,656
        ---------------------------------------------------------------
        EXPENSES:
          Investment advisory fee (Note 4)                      681,184
          Distribution fees (Note 4)                            661,431
          Administration fee (Note 4)                           454,123
          Shareholder and system servicing fees                  85,522
          Audit and legal                                        48,031
          Shareholder communications                             34,709
          Custody                                                22,219
          Pricing service fees                                   19,313
          Directors' fees                                        13,444
          Registration fees                                       7,333
          Other                                                   4,138
        ---------------------------------------------------------------
          Total Expenses                                      2,031,447
        ---------------------------------------------------------------
        Net Investment Income                                11,136,209
        ---------------------------------------------------------------
        REALIZED AND UNREALIZED GAIN (LOSS) ON
        INVESTMENTS (NOTE 5):
          Realized Gain From Security Transactions
          (excluding short-term securities):
           Proceeds from sales                               13,041,243
           Cost of securities sold                           12,480,767
        ---------------------------------------------------------------
          Net Realized Gain                                     560,476
        ---------------------------------------------------------------
          Decrease in Net Unrealized Appreciation (Note 1)   (1,301,992)
        ---------------------------------------------------------------
        Net Loss on Investments                                (741,516)
        ---------------------------------------------------------------
        Increase in Net Assets From Operations              $10,394,693
        ---------------------------------------------------------------


                      See Notes to Financial Statements.


    19 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE YEARS ENDED MARCH 31,



                                                                      2002          2001
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 11,136,209  $ 10,438,747
  Net realized gain (loss)                                             560,476    (1,685,656)
  Increase (decrease) in net unrealized appreciation                (1,301,992)   10,061,086
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            10,394,693    18,814,177
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                            (11,241,310)  (10,633,538)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (11,241,310)  (10,633,538)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  45,960,969    38,675,995
  Net asset value of shares issued for reinvestment of dividends     6,182,628     6,003,061
  Cost of shares reacquired                                        (38,232,420)  (36,936,105)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               13,911,177     7,742,951
--------------------------------------------------------------------------------------------
Increase in Net Assets                                              13,064,560    15,923,590
NET ASSETS:
  Beginning of year                                                215,883,059   199,959,469
--------------------------------------------------------------------------------------------
  End of year*                                                    $228,947,619  $215,883,059
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $125,041      $188,484
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    20 Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $7,952 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


  21    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                               Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed- income securities. The Fund adopted this requirement effective April 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended March 31, 2002, interest income increased by $27,371, net realized gains decreased by $897 and the change in net unrealized appreciation of investments decreased by $26,474. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $50,507 to reflect the cumulative effect of this change up to the date of the adoption.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.


  22    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                               Shareholders

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Fund paid transfer agent fees of $60,819 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2002, SSB received sales charges of approximately $258,000 and $50,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended March 31, 2002, CDSCs paid to SSB were approximately:

                                             Class A    Class B    Class L
--------------------------------------------------------------------------------
CDSCs                                        $18,000    $44,000    $3,000
--------------------------------------------------------------------------------


  23    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                               Shareholders

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended March 31, 2002, total Distribution Plan fees incurred were:

                                            Class A      Class B      Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                      $246,690    $305,098      $109,643
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $26,742,765
--------------------------------------------------------------------------------
Sales                                                               13,041,243
--------------------------------------------------------------------------------

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 6,756,164
Gross unrealized depreciation                                       (6,673,492)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $    82,672
--------------------------------------------------------------------------------

6. Capital Loss Carryforward

At March 31, 2002, the Fund had, for Federal income tax purposes, approximately $5,118,000 of unused capital loss carryforwards, which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                        2008            2009             2010
--------------------------------------------------------------------------------
Carryforward amounts                 $1,315,000     $3,182,000        $621,000
--------------------------------------------------------------------------------


  24    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

7. Capital Shares

At March 31, 2002, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each class:

                                    Class A         Class B          Class L
--------------------------------------------------------------------------------
Total Paid-in Capital             $167,473,067    $48,122,643     $18,420,719
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                   March 31, 2002            March 31, 2001
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
Class A
Shares sold                    2,462,982  $ 30,948,835   2,169,922  $ 26,429,035
Shares issued on reinvestment    363,708     4,557,240     344,335     4,169,675
Shares reacquired             (1,552,952)  (19,492,157) (1,671,947)  (20,246,680)
---------------------------------------------------------------------------------
Net Increase                   1,273,738  $ 16,013,918     842,310  $ 10,352,030
---------------------------------------------------------------------------------
Class B
Shares sold                      669,936  $  8,421,950     572,344  $  6,981,829
Shares issued on reinvestment     94,315     1,181,472     125,321     1,514,982
Shares reacquired             (1,310,143)  (16,439,347) (1,251,254)  (15,204,343)
---------------------------------------------------------------------------------
Net Decrease                    (545,892) $ (6,835,925)   (553,589) $ (6,707,532)
---------------------------------------------------------------------------------
Class L
Shares sold                      524,423  $  6,590,184     429,815  $  5,265,131
Shares issued on reinvestment     35,436       443,916      26,257       318,404
Shares reacquired               (183,199)   (2,300,916)   (123,261)   (1,485,082)
---------------------------------------------------------------------------------
Net Increase                     376,660  $  4,733,184     332,811  $  4,098,453
---------------------------------------------------------------------------------


  25    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.45    $11.96    $13.26    $13.44   $12.92
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.64      0.65      0.65      0.66     0.70
  Net realized and unrealized gain (loss)    (0.04)     0.50     (1.21)     0.05     0.59
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.60      1.15     (0.56)     0.71     1.29
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.64)    (0.66)    (0.64)    (0.66)   (0.71)
  Net realized gains                            --        --     (0.10)    (0.23)   (0.06)
------------------------------------------------------------------------------------------
Total Distributions                          (0.64)    (0.66)    (0.74)    (0.89)   (0.77)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.41    $12.45    $11.96    $13.26   $13.44
------------------------------------------------------------------------------------------
Total Return                                  4.91%     9.92%    (4.28)%    5.41%   10.20%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $168      $152      $136      $170     $158
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.75%     0.76%     0.74%     0.75%    0.75%
  Net investment income/(2)/                  5.08      5.34      5.26      4.89     5.22
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          6%       18%       21%       52%      55%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.07%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.


  26    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.45    $11.95    $13.25    $13.44    $12.92
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.56      0.58      0.59      0.59      0.63
  Net realized and unrealized gain (loss)    (0.03)     0.51     (1.22)     0.04      0.59
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.53      1.09     (0.63)     0.63      1.22
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.57)    (0.59)    (0.57)    (0.59)    (0.64)
  Net realized gains                            --        --     (0.10)    (0.23)    (0.06)
-------------------------------------------------------------------------------------------
Total Distributions                          (0.57)    (0.59)    (0.67)    (0.82)    (0.70)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.41    $12.45    $11.95    $13.25    $13.44
-------------------------------------------------------------------------------------------
Total Return                                  4.33%     9.38%    (4.82)%    4.80%     9.66%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $43,570   $50,491   $55,108   $69,350   $65,773
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.27%     1.29%     1.26%     1.28%     1.27%
  Net investment income/(2)/                  4.49      4.82      4.74      4.37      4.70
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          6%       18%       21%       52%       55%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.


  27    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.44    $11.95    $13.25     $13.43     $12.92
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                  0.56      0.57      0.59       0.58       0.61
  Net realized and unrealized gain (loss)    (0.02)     0.50     (1.23)      0.05       0.59
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.54      1.07     (0.64)      0.63       1.20
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.57)    (0.58)    (0.56)     (0.58)     (0.63)
  Net realized gains                            --        --     (0.10)     (0.23)     (0.06)
---------------------------------------------------------------------------------------------
Total Distributions                          (0.57)    (0.58)    (0.66)     (0.81)     (0.69)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.41    $12.44    $11.95     $13.25     $13.43
---------------------------------------------------------------------------------------------
Total Return                                  4.36%     9.24%    (4.86)%     4.78%      9.50%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $17,678   $13,038    $8,544     $9,093     $6,153
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.32%     1.33%     1.32%      1.32%      1.39%
  Net investment income/(3)/                  4.49      4.76      4.70       4.32       4.58
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          6%       18%       21%        52%        55%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.


  28    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney New Jersey Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney New Jersey Municipals Fund Inc. ("Fund") as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         /s/ KPMG LLP

New York, New York
May 15, 2002


  29    Smith Barney New Jersey Municipals Fund Inc. | 2002 Annual Report to
                                                                  Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)



Information about Directors and Officers

The business and affairs of the Smith Barney New Jersey Municipals Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available, without charge, upon request by calling the Fund's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                        Number of
                                                                        Investment
                                                                        Companies
                                         Term                            in Fund
                                      of Office*       Principal         Complex       Other
                          Position(s) and Length     Occupation(s)       Overseen  Directorships
                           Held with   of Time          During              by        Held by
Name, Address, and Age       Fund       Served      Past Five Years      Director    Director
------------------------------------------------------------------------------------------------
Non-Interested Directors:
Herbert Barg               Director     Since    Retired                    16         None
1460 Drayton Lane                       1988
Wynnewood, PA 19096
Age 78

Dwight B. Crane            Director     Since    Professor -- Harvard       23         None
Harvard Business School                  1988    Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett            Director     Since    President -- Dorsett       11         None
201 East 62nd Street                     1994    McCabe Capital
Apt. 3C                                          Management Inc.; Chief
New York, NY 10021                               Investment Officer --
Age 71                                           Leeb Capital
                                                 Management, Inc.
                                                 1999-Present

Elliot S. Jaffe            Director     Since    Chairman of The Dress      11     Zweig Total
The Dress Barn Inc.                      1994    Barn Inc.                         Return Fund;
Executive Office                                                                   Zweig Fund,
30 Dunnigan Drive                                                                      Inc.
Suffern, NY 10901
Age 75

Stephen E. Kaufman         Director     Since    Attorney                   13         None
Stephen E. Kaufman PC                    1988
277 Park Avenue
47th Floor
New York, NY 10172
Age 70

Joseph J. McCann           Director     Since    Retired                    11         None
200 Oak Park Place                       1988
Suite One
Pittsburgh, PA 15243
Age 71

Cornelius C. Rose, Jr.     Director     Since    Chief Executive            11         None
P.O. Box 5388                            1994    Officer -- Performance
West Lebanon, NH 03784                           Learning Systems
Age 69


 30    Smith Barney New Jersey Municipals Fund Inc.   |  2002  Annual Report to
                                                                   Shareholders

                                                                              Number of
                                                                              Investment
                                                                              Companies
                                               Term                            in Fund
                                            of Office*       Principal         Complex       Other
                              Position(s)   and Length     Occupation(s)       Overseen  Directorships
                               Held with     of Time          During              by        Held by
Name, Address, and Age           Fund         Served      Past Five Years      Director    Director
------------------------------------------------------------------------------------------------------
Interested Directors:**

Alfred J. Bianchetti           Director       Since    Retired                    11         None
19 Circle End Drive                           1988
Ramsey, NJ 07446
Age 79

Heath B. McLendon             Director/       Since    Managing Director of       74         None
Salomon Smith Barney Inc.      Chairman       1988     Salomon Smith
125 Broad Street                                       Barney Inc. ("SSB");
9th Floor                                              President and Director
New York, NY 10004                                     of Salomon Smith
Age 68                                                 Barney Fund
                                                       Management LLC
                                                       ("SBFM") and
                                                       Travelers Investment
                                                       Adviser, Inc. ("TIA");
                                                       Director of The
                                                       Travelers Investment
                                                       Management
                                                       Company

--------
 *Each director and officer serves until his or her successor has been duly elected and qualified.
**Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the Fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr.
  McLendon is an officer of SBFM and its affiliates.

Officers:

Lewis E. Daidone            Senior Vice       Since    Managing Director of      N/A         N/A
Salomon Smith Barney Inc.   President and     1995     SSB; Chief Financial
125 Broad Street            Chief                      Officer of Smith
11th Floor                  Administrative             Barney Mutual Funds;
New York, NY 10004          Officer                    Director and Senior
Age 44                                                 Vice President of
                                                       SBFM and TIA

Richard L. Peteka           Chief             Since    Director and Head of      N/A         N/A
Salomon Smith Barney Inc.   Financial         2002     Internal Control for
125 Broad Street            Officer and                Citigroup Asset
11th Floor                  Treasurer                  Management U.S.
New York, NY 10004                                     Mutual Fund
Age 40                                                 Administration from
                                                       1999-2002; Vice
                                                       President, Head of
                                                       Mutual Fund
                                                       Administration and
                                                       Treasurer at
                                                       Oppenheimer Capital
                                                       from 1996-1999


 31    Smith Barney New Jersey Municipals Fund Inc.   |  2002 Annual Report to
                                                                    Shareholders

                                                                         Number of
                                                                         Investment
                                                                         Companies
                                         Term                             in Fund
                                      of Office*                          Complex       Other
                          Position(s) and Length       Principal          Overseen  Directorships
                           Held with   of Time    Occupation(s) During       by        Held by
Name, Address, and Age       Fund       Served      Past Five Years       Director    Director
-------------------------------------------------------------------------------------------------
Joseph P. Deane           Vice          Since    Managing Director of       N/A          N/A
Salomon Smith Barney Inc. President     1991     SSB; Investment Officer
333 West 34th Street      and                    of SBFM
New York, NY 10001        Investment
Age 53                    Officer

Kaprel Ozsolak            Controller    Since    Vice President of SSB      N/A          N/A
Salomon Smith Barney Inc.                2002
125 Board Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor        Secretary     Since    Managing Director of       N/A          N/A
Salomon Smith Barney Inc.                1995    SSB; General Counsel
300 First Stamford Place                         and Secretary of SBFM
4th Floor                                        and TIA
Stamford, CT 06902
Age 51


 TAX INFORMATION (UNAUDITED)


For the year ended March 31, 2002, 100% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and New Jersey state income tax purposes.


 32    Smith Barney New Jersey Municipals Fund Inc.   |  2002 Annual Report to
                                                                    Shareholders

                                  SMITH BARNEY
                                   NEW JERSEY
                              MUNICIPALS FUND INC.



DIRECTORS                INVESTMENT ADVISER
Herbert Barg             AND ADMINISTRATOR
Alfred J. Bianchetti     Smith Barney Fund
Dwight B. Crane           Management LLC
Burt N. Dorsett
Elliot S. Jaffe          DISTRIBUTOR
Stephen E. Kaufman       Salomon Smith Barney Inc.
Joseph J. McCann
Heath B. McLendon,       CUSTODIAN
 Chairman                State Street Bank and
Cornelius C. Rose, Jr.    Trust Company

OFFICERS                 TRANSFER AGENT
Heath B. McLendon        Travelers Bank & Trust, fsb.
President and            125 Broad Street, 11th Floor
Chief Executive Officer  New York, New York 10004

Lewis E. Daidone         SUB-TRANSFER AGENT
Senior Vice President    PFPC Global Fund Services
and Chief Administrative P.O. Box 9699
Officer                  Providence, Rhode Island
                         02940-9699
Richard L. Peteka
Chief Financial Officer
and Treasurer

Joseph P. Deane
Vice President
and Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney New Jersey Municipals Fund Inc.



  This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds



        Salomon Smith Barney
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 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0370 5/02